Exhibit 32.1

AMERICAN RESTAURANT GROUP, INC.

Certification Furnished Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.             Ralph S. Roberts is the Chief Executive Officer of American Restaurant Group, Inc. (the “Company”).

2.             William G. Taves is the Chief Financial Officer of the Company.

3.             Each of the undersigned hereby certifies, to the best of his knowledge, that:

(a)           The Company’s Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

(b)           The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certifications are subject to the limitations and qualifications set forth in the accompanying Quarterly Report on Form 10-Q.

Date: August 12, 2004

/s/ Ralph S. Roberts
Ralph S. Roberts
Chief Executive Officer

/s/ William G. Taves
William G. Taves
Chief Financial Officer